UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2012

Tengion, Inc.
(Exact name of registrant as specified in its charter)

001-34688
(Commission File Number)

Delaware	20-0214813
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

3929 Westpoint Blvd., Suite G
Winston-Salem, PA 27103
(Address of principal executive offices, with zip code)

(336) 722-5855
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Tengion, Inc. (“Tengion”) meets from time to time with members of the investment community for purposes of providing an update on Tengion’s business.  A copy of the materials to be used at these meetings is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information referenced in this Item 7.01 of Current Report on Form 8-K (including Exhibit 99.1 referenced in Item 9.01 below) is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed by Tengion pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On April 17, 2012, Tengion issued a press release providing an update on its Neo-Kidney Augment and Neo-Urinary Conduit development programs.  A copy of the press release is filed herewith as Exhibit 99.2 and is incorpated herein by reference.

Item 9.01 Financial Statements and Exhibits

(b) Exhibits.

99.1  Tengion, Inc. Investor Presentation – April 2012

99.2  Tengion, Inc. Press Release, dated April 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENGION, INC.

Date: April 17, 2012	By:	/s/ A. Brian Davis
Chief Financial Officer and Vice President, Finance

Exhibit Index

Exhibit No.	Description
99.1	Tengion, Inc. Investor Presentation – April 2012
99.2	Tengion, Inc. Press Release, dated April 17, 2012